UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2016

HORIZON PHARMACEUTICAL LLC

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7 Hamilton Landing, Suite 100

Novato, CA 94949

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 408-6200

RAPTOR PHARMACEUTICAL CORP.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Raptor Pharmaceutical Corp., a Delaware corporation (“Raptor”), with the United States Securities and Exchange Commission on October 25, 2016, Raptor entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 12, 2016, with Horizon Pharma plc, a public limited company organized under the laws of Ireland (“Parent”), and Misneach Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Purchaser”). Pursuant to the Merger Agreement and in accordance with Section 251(h) of the Delaware General Corporation Law (the “DGCL”), Purchaser merged with and into Raptor (the “Merger”), with Raptor continuing as the surviving corporation and becoming an indirect wholly owned subsidiary of Parent.

Item 3.03.	Material Modification to Rights of Security Holders.

On October 25, 2016, following the effective time of the Merger, Raptor was converted from a Delaware corporation to a Delaware limited liability company pursuant to Section 266 of the DGCL and Section 18-214 of the Limited Liability Company Act (the “LLC Act”) of the State of Delaware (the “Conversion”). In connection with the Conversion, Raptor’s name was changed to Horizon Pharmaceutical LLC (“Horizon LLC”). As a result of the Conversion, all rights, privileges, powers and assets of Raptor became vested in Horizon LLC and all debts, liabilities and duties of Raptor became debts, liabilities and duties of Horizon LLC pursuant to and in accordance with Section 266(h) of the DGCL and Section 18-214(f) of the LLC Act.

The disclosure under the Introductory Note is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Copies of the certificate of formation and the certificate of conversion of Horizon LLC are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K. On October 25, 2016, Horizon LLC executed a limited liability company agreement which, together with the certificate of conversion, supersedes all of the provisions of Raptor’s former amended and restated certificate of incorporation and bylaws.

The disclosure under Item 3.03 is incorporated herein by reference.

Item 9.01.	Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Formation of Horizon Pharmaceutical LLC.

3.2	Certificate of Conversion of Horizon Pharmaceutical LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2016	HORIZON PHARMACEUTICAL LLC

	By:	/s/ Paul W. Hoelscher
	Name:	Paul W. Hoelscher
	Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Formation of Horizon Pharmaceutical LLC.

3.2	Certificate of Conversion of Horizon Pharmaceutical LLC.